                                                                    Exhibit 21.1

                                                                    DATE OF
SUBSIDIARIES                                                        INCORPORATION           JURISDICTION
------------                                                        -------------           ------------
AmeriPath Florida, Inc                                              2/13/96                 Florida
 d/b/a   American Laboratory Associates
         AmeriPath Ft. Myers
         Bay Area Dermatopathology
         Bay Area Pathology
         Center for Advanced Diagnostics
         D&P Pathology
         Dermpath Diagnostics
         Derrick and Associates Pathology
         Florida Pathology Associates
         Gulf Coast Pathology Associates
         Indian River Pathology
         Volusia Pathology Group
         Seidenstein, Levine and Associates
         South Florida Pathology

AmeriPath Marketing USA, Inc.                                       12/13/00                Florida

AmeriPath Alabama, Inc.                                             1/5/95                  Alabama  d/b/a  SkinPath

Shoals Pathology Associates, Inc.                                   1/2/76                  Alabama

Dermatopathology Services, Inc.                                     9/30/88                 Alabama

Histology Services, Inc.                                            10/5/88                 Alabama

AmeriPath Kentucky, Inc.                                            2/02/88                 Kentucky
  d/b/a  Pathology Associates

AmeriPath Mississippi, Inc.                                         12/30/70                Mississippi   d/b/a
Sturgis, Henderson & Proctor Pathology Laboratory

R.M.C. Pathology Associates, Inc.                                   12/31/82                Missouri

AmeriPath Indiana, Inc.                                             11/28/94                Indiana
  d/b/a  CoLab, Inc.

AmeriPath Indianapolis, LLC*                                        8/26/97                 Indiana

AmeriPath New York, Inc.                                            3/9/98                  Delaware
  d/b/a  East End Laboratories
         Ackerman Academy of Dermatopathology

A.Bernard Ackerman, M.D. Dermatopathology, P.C.                     4/19/99                 New York

AmeriPath North Carolina, Inc.                                      6/1/80                  North Carolina

AmeriPath Consulting Pathology Services, P.A.***                    8/1/98                  North Carolina

Kilpatrick Pathology, P.A. ***                                          9/3/99                  North Carolina

AmeriPath Ohio, Inc.                                                    10/1/96                 Delaware

AmeriPath Cincinnati, Inc. *                                            1/1/68                  Ohio
  d/b/a  Richfield Laboratory of Dermatopathology

AmeriPath Cleveland, Inc. *                                             4/15/76                 Ohio
  d/b/a  Cutaneous Pathology & Immunofluorescence Laboratory
         C.P.I. Lab
         CPI
         Pathology Consultants of Cleveland
         Dermpath Diagnostics

AmeriPath P.C.C., Inc. *                                                8/6/84                  Ohio
  d/b/a  Pathology Consultants of Cleveland

AmeriPath Youngstown, Inc. *                                            8/1/96                  Ohio
  d/b/a  Consultant Pathology Associates

AmeriPath Youngstown Labs, Inc.                                         3/28/94                 Ohio
  d/b/a  Mahoning Medical Laboratories

AmeriPath Pennsylvania, Inc.                                            5/22/92                 Pennsylvania
  d/b/a  The Dermatopathology Laboratory
         TDL

AmeriPath Pittsburgh, P.C. ***                                          12/1/97                 Pennsylvania
  d/b/a  The Dermatopathology Laboratory
         TDL

AmeriPath Philadelphia, Inc.                                            2/28/77                 New Jersey

Consulting Pathologists of Pennsylvania, PC ***                         7/19/99                 Pennsylvania

AmeriPath Texas, L.P.                                                   9/1/00                  Texas
  d/b/a  Freeman-Cockerell Laboratories
         Cockerell and Associates Dermatopathology Laboratories
         Severance & Associates

AmeriPath 5.01(a) Corporation **                                        2/7/97                  Texas
  d/b/a  Cockerell and Associates Dermatopathology Laboratories

DFW 5.01(a) Corporation **                                              7/21/97                 Texas
  d/b/a  AmeriPath  - Dallas
         Arlington-Mansfield Pathology Associates
         Dallas Pathology Associates
         Plano Pathology Associates
         Unipath

AmeriPath San Antonio 5.01(a) Corporation **                            7/8/98                  Texas
  d/b/a  Severance & Associates

AmeriPath Lubbock 5.01(a) Corporation **                                6/9/98                  Texas
  d/b/a Southwest Pathology

NAPA 5.01(a) Corporation **                                            8/21/00                 Texas
  f/k/a  AmeriPath Texarkana 5.01(a) Corporation

Arlington Pathology Association 5.01(a) Corporation **                 12/29/72                Texas

Simpson Pathology 5.01(a) Corporation **                               7/1/82                  Texas

Pathology Affiliated Services, Inc.                                    12/31/97                Texas

AmeriPath PAT 5.01(a) Corporation **                                   12/2/71                 Texas

TXAR 5.01(a) Corporation **                                            6/1/78                  Texas
  d/b/a  Chappell-Joyce Pathology

AmeriPath, Wisconsin, Inc.                                             1/1/68                  Wisconsin
  d/b/a Consultants Physicians in Pathology

AmeriPath Milwaukee, SC ***                                            12/30/92                Wisconsin
  d/b/a ALPS

Ocmulgee Medical Pathology Association, Inc.                           7/30/76                 Georgia

AmeriPath Carrollton, Inc. ****                                        5/26/00                 Georgia

AmeriPath Michigan, Inc.                                               1/2/69                  Michigan

JJ Humes, MD and Associates/AmeriPath, PC ***                          12/6/99                 Michigan

Pathology Consultants of America, Inc                                  3/26/97                 Tennessee
  d/b/a Inform DX

PCA of Denver, Inc.                                                    12/12/97                Tennessee

PCA of Memphis, Inc.                                                   12/12/97                Tennessee

PCA of Columbus, Inc.                                                  12/12/97                Tennessee

PCA of Los Gatos, Inc.                                                 10/27/98                Tennessee

Ben F. Martin, M.D., FCAP, Inc. ****                                   6/14/79                 Mississippi

John H. Parker, Jr., M.D., FCAP, Inc.  ****                            12/19/79                Mississippi

Columbus Pathology Associates, GP *****                                5/1/77                  Mississippi

CPA I, Inc. ****/*****                                                 10/15/99                Tennessee

CPA II, Inc. ****/*****                                                10/15/99                Tennessee

PCA/APR Acquisition Corporation ****                                   3/31/98                 Tennessee

California Pathology Consultants of America, Inc.                      2/23/98                 Tennessee

Georgia Pathology Consultants of America, Inc.                         2/23/98                 Tennessee

PCA of Nashville, Inc.                                                 2/23/98                 Tennessee

PCA Southeast II, Inc.                                                 12/4/98                 Tennessee

PCA of St. Louis II, Inc.                                              12/4/98                 Tennessee

PathSOURCE, Inc.                                                       6/24/98                 Delaware

AmeriPath New England, Inc., f/k/a PathSOURCE-New England, Inc.        3/16/99                 Delaware

Dermpath, Inc.                                                         8/5/82                  Delaware

TID Acquisition Corporation                                            10/14/98                Delaware

Institute for Dermatopathology, P.C.***                                4/8/97                  Pennsylvania

AmeriPath, LLC                                                         8/30/00                 Delaware

API No.2, LLC                                                          8/30/00                 Delaware

Anatomic Pathology Services, Inc.                                      4/22/99                 Oklahoma

Diagnostic Pathology Management Services, Inc.                         5/4/92                  Oklahoma

Tulsa Diagnostics, P.C.***                                             3/16/99                 Oklahoma

Diagnostic Pathology Services, P.C.***                                 9/30/83                 Oklahoma


___________________________________
 *The record holder is a trust of which AmeriPath, Inc. is the grantor and the sole beneficiary.
**Non-Profit Corporation of which AmeriPath, Inc. is the sole member.
***These entities are controlled through a nominee stock agreement.
****These entities are currently inactive.
*****This is a general partnership, owned equally by CPA I, Inc. and CPA II, Inc.